SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                     FORM 8K

                                 Current Report



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event reported):

                                 April 29, 1998


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                               NEUREX CORPORATION

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                     0-19874
                            (Commission File Number)

                                   77-0128552
                                (I.R.S. Employer
                               Identification No.)

              3760 Haven Avenue, Menlo Park, California 94025-1012
                    (Address of principal executive offices)

                                  (650)853-1500

              (Registrant's telephone number, including area code)


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      This report on form 8-K, including all exhibits, contains ___ pages.



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ITEM 5.  Other Events

On April 29, 1998, the Board of Directors of the Registrant postponed the Annual Meeting of Stockholders scheduled to be held at 9:00 a.m. on Thursday, May 7, 1998. The Annual Meeting will be rescheduled at a later date. The Registrant will, as soon as practicable, announce the date, time and place of the rescheduled Annual Meeting.

ITEM 7.  EXHIBITS.

          (a)  Financial statements of business acquired.

                    Not applicable.

          (b)  Pro forma financial information.

                    Not applicable.

          (c)  Exhibits.


Exhibit No.         Description
-----------         -----------

   99               Notice of Postponement of Annual Meeting of Stockholders.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 1, 1998                    Neurex Corporation (Registrant)


                                        By: /s/ John Varian
                                            -----------------------------
                                            John Varian
                                            Vice President of Finance and
                                            Chief Financial Officer

                                   Exhibit 99

                               NEUREX CORPORATION
                                3760 Haven Avenue
                          Menlo Park, California 94025

            NOTICE OF POSTPONEMENT OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Neurex Corporation, a Delaware corporation (the "Company"), scheduled to be held at 9:00 a.m. on Thursday, May 7, 1998, has been postponed. The Company will, as soon as practicable, announce the date, time and place of the rescheduled Annual Meeting.

                                           By Order of the Board of Directors


                                       By: /s/ Thomas L. Barton
                                           ----------------------------------
                                           Thomas L. Barton
                                           Secretary

Dated:  May 1, 1998